Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund
Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

LoCorr Hedged Core Fund
Class	A	LHEAX
Class	I	LHEIX

Each a series of LoCorr Investment Trust

Supplement dated May 12, 2026 to the Prospectus and
Statement of Additional Information (“SAI”) dated May 1, 2026

Effective May 12, 2026, Graham Capital Management, L.P. (“GCM”) no longer serves as a sub-adviser to the LoCorr Macro Strategies Fund and the LoCorr Hedged Core Fund (the “Funds”). Accordingly, all references to GCM as a sub-adviser to the LoCorr Macro Strategies Fund and the LoCorr Hedged Core Fund in the Funds’ Prospectus and SAI are removed.

Please retain this Supplement for future reference.